GOLDMAN SACHS TRUST

Goldman Sachs Domestic Equity Funds

Class A Shares, Class B Shares, Class C Shares,
Institutional Shares, Service Shares, R Shares and IR Shares
Goldman Sachs Growth and Income Fund
Goldman Sachs Large Cap Value Fund
Goldman Sachs Mid Cap Value Fund
Goldman Sachs Small Cap Value Fund

Supplement dated May 1, 2008 to the

Prospectuses dated December 28, 2007

The following replaces the “Value Investment Team” section of the “Service Providers — Fund Managers” section of each Domestic Equity Funds’ Prospectus in its entirety:

______________________________________________________________________________________________________________

FUND MANAGERS

Value Investment Team

■	14 Portfolio Managers with an average of over 18 years each of financial experience comprise the Investment Adviser’s value investment team
■	The team is organized by industry in order to deliver depth and breadth of research expertise
■	Portfolio decision makers are actively conducting the research, which brings intensity and focus to the Value team process

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Eileen Rominger Managing Director Co-Chief Investment Officer, Value Equity Co-Chief Investment Officer, Global Equity	Portfolio Manager— Growth and Income Large Cap Value Mid Cap Value	Since 1999 1999 1999	Ms. Rominger joined the Investment Adviser as a portfolio manager and Chief Investment Officer of the Value team in August 1999. Ms. Rominger became Co-Chief Investment Officer of Global Equity in 2008. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager.

Andrew Braun Managing Director Co-Chief Investment Officer, Value Equity	Portfolio Manager— Growth and Income Large Cap Value Mid Cap Value	Since 2001 2001 2001	Mr. Braun joined the Investment Adviser as a mutual fund product development analyst in July 1993. From January 1997 to April 2001, he was a research analyst on the Value team and he became a portfolio manager in May 2001.

SERVICE PROVIDERS

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Sean Gallagher Managing Director Co-Chief Investment Officer, Value Equity	Portfolio Manager— Growth and Income Large Cap Value Mid Cap Value	Since 2001 2001 2001	Mr. Gallagher joined the Investment Adviser as a research analyst in May 2000. He became a portfolio manager in December 2001. From October 1993 to May 2000, he was a research analyst at Merrill Lynch Asset Management.

Dolores Bamford, CFA Managing Director	Portfolio Manager— Growth and Income Large Cap Value Mid Cap Value Small Cap Value	Since 2002 2002 2002 2002	Ms. Bamford joined the Investment Adviser as a portfolio manager for the Value team in April 2002. Prior to that, she was a portfolio manager at Putnam Investments for various products since 1991.

David L. Berdon Vice President	Portfolio Manager— Growth and Income Large Cap Value Mid Cap Value	Since 2007 2002 2002	Mr. Berdon joined the Investment Adviser as a research analyst in March 2001 and became a portfolio manager in October 2002. From September 1999 to March 2001, he was a Vice President for Business Development and Strategic Alliances at Soliloquy Inc.

Sean A. Butkus, CFA Vice President	Portfolio Manager— Large Cap Value Mid Cap Value	Since 2007 2007	Mr. Butkus joined the Investment Adviser as a research analyst on the Value Team in July 2004 and become portfolio manager in 2006. Previously, he worked on the Business Planning Team of the Investment Management Division at Goldman Sachs. Before joining Goldman Sachs in December 1998, he worked at Arthur Andersen LLP.

Scott Carroll, CFA Vice President	Portfolio Manager— Growth and Income Large Cap Value Mid Cap Value Small Cap Value	Since 2002 2002 2002 2002	Mr. Carroll joined the Investment Adviser as a portfolio manager for the Value team in May 2002. From 1996 to 2002, he worked at Van Kampen Funds where he had portfolio management and analyst responsibilities for Growth and Income and Equity Income funds.

Lisa Parisi, CFA Managing Director	Portfolio Manager— Growth and Income Large Cap Value Mid Cap Value Small Cap Value	Since 2002 2002 2001 2001	Ms. Parisi joined the Investment Adviser as a portfolio manager in August 2001. From December 2000 to August 2001, she was a portfolio manager at John A. Levin & Co. From March 1995 to December 2000, she was a portfolio manager and managing director at Valenzuela Capital.

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

J. Kelly Flynn Vice President	Portfolio Manager— Mid Cap Value Small Cap Value	Since 2006 2002	Mr. Flynn joined the Investment Adviser as a portfolio manager for the Value team in 2002. Prior to joining the team, Mr. Flynn spent 3 years at Lazard Asset Management as a Portfolio Manager for Small Cap/Mid Cap Value Products.

Sally Pope Davis Vice President	Portfolio Manager— Small Cap Value	Since 2006	Ms. Pope Davis joined the Investment Adviser as a portfolio manager in August 2001 for the US Value Team, where she has broad research responsibilities across the value strategies. Prior to joining GSAM in 2001, she was a Relationship Manager for two years in Goldman Sachs Private Wealth Management. Previously, she was a sell side Bank Analyst for ten years in the Goldman Sachs Investment Research Department.

Sean Gallagher Managing Director	Portfolio Manager— Growth and Income Large Cap Value Mid Cap Value	Since 2001 2001 2001	Mr. Gallagher joined the Investment Adviser as a research analyst in May 2000. He became a portfolio manager in December 2001. From October 1993 to May 2000, he was a research analyst at Merrill Lynch Asset Management.

James Otness, CFA Managing Director	Portfolio Manager— Small Cap Value	Since 2000	Mr. Otness joined the Investment Adviser as a portfolio manager in May 2000. From 1998 to 2000, he headed Dolphin Asset Management.

Robert Crystal Vice President	Portfolio Manager— Small Cap Value	Since 2006	Mr. Crystal joined the Investment Adviser as a portfolio manager in March 2006. Prior to joining GSAM, he was a Director at Brant Point Capital Management LLC from January 2003 to August 2005. From April 1999 to January 2003 he was a Vice President at Schroder Investment Management. Prior to that he was an Assistant Vice President at Wheat First Butcher Singer.

Eileen Rominger, Andrew Braun and Sean Gallagher serve as Co-Chief Investment Officers of the Value Investment Team. The other portfolio managers serve as primary research analysts for particular industries. While the entire team debates investment ideas and overall portfolio structure, the final buy/sell decision for particular security resides primarily with the portfolio manager responsible for that

SERVICE PROVIDERS

particular industry. As Co-Chief Investment Officers of the team, Ms. Rominger, Mr. Braun and Mr. Gallagher are ultimately responsible for the composition of the Funds’ portfolio structure at both the stock and industry level.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the SAI.

The following replaces the (i) last two paragraphs of the section “HOW TO BUY SHARES — What Should I Know When I Purchase Shares Through An Authorized Dealer?” in the Shareholder Guide of the Class A, B and C Shares Prospectus, (ii) the second and third paragraphs of the section “HOW TO BUY SHARES — How Do I Purchase Shares Through A Financial Institution?” in the Institutional Shares Prospectus, and (iii) the fifth and sixth paragraphs of the section “HOW TO BUY SHARES — What Do I Need To Know About Service Organizations?” in the Service Shares Prospectus:

The Investment Adviser, Distributor and/or their affiliates may make payments or provide services to Authorized Dealers, Service Organizations and other financial intermediaries (“Intermediaries”) from time to time to promote the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Funds. The payments are in addition to the distribution and service fees and sales charges described in this Prospectus. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Funds and other Goldman Sachs Funds, which may consist of payments relating to Funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The payments by the Investment Adviser, Distributor and/or their affiliates, which are in addition to the fees paid for these services by the Funds, may also compensate Intermediaries for subac-

counting, sub-transfer agency, administrative and/or shareholder processing services. These payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. In addition, certain Intermediaries may have access to certain services from the Investment Adviser, Distributor and/or their affiliates, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the Intermediary may not pay for these services. Please refer to the “Payments to Intermediaries” section of the SAI for more information about these payments and services.

The payments made by the Investment Adviser, Distributor and/or their affiliates and the services received by an Intermediary may be different for different Intermediaries. The presence of these payments, receipt of these services and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. You should contact your Authorized Dealer, Service Organization or Intermediary for more information about the payments it receives and any potential conflicts of interest.

The following replaces the last two bullet points in the section “COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A, B AND C SHARES — In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?” in the Shareholder Guide of the Class A, B and C Shares Prospectus:

■	Redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion;
■	A systematic withdrawal plan. The Funds reserve the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class B and C Shares and 10% of the value of your Class A Shares; or
■	Redemptions or exchanges of Fund shares held through an employee benefit plan using the Fund as part of a qualified default investment alternative or “QDIA.”

This Supplement should be retained with your Prospectus for future reference.

541899

VALUEMGRSTK